U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) November 16, 2011

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   20-4647578
                        (IRS Employer Identification No.)

                        254 S Ronald Reagan Blvd, Ste 134
                             Longwood, Florida 32750
                    (Address of principal executive offices)

                                  877-700-7369
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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As used in this report, the terms "we", "us", "our", "our company" "Domark"
refer to Domark International, Inc., a Nevada corporation.

EXPLANATORY NOTE

This Amendment No.1 on Form 8-K/A to the Domark International, Inc. Form 8-K originally filed with the Securities and Exchange Commission on July 1, 2011 amends our previous disclosure regarding the period ending May 31, 2010. The Company's original 8-K filed on July 1, 2011 referenced communications with the SEC concerning the inability to re-audit the period ending May 31, 2010. The Company did not file, nor did it receive, any special rulings from the SEC and references to the SEC staff granting permission was neither required, nor applicable.

ITEM 8.01. OTHER EVENTS

On June 1, 2011, the Company filed a Verified Complaint For Injunctive Relief in the Circuit Court Of the Eighteenth Judicial Circuit In and For Seminole County, Florida, Case Number 2011CA001948, against JBI, Inc. (OTCQX JBII) ("JBI") and its wholly owned subsidiary, Javaco, Inc. ("Javaco"). The Company filed the lawsuit (the "Javaco Lawsuit") after Javaco and JBI refused to provide the Company with copies of financial records of Javaco for the period June 1, 2009 through August 24, 2009 for purposes of the Company conducting an SEC-directed re audit of the Company's May 31, 2010 financial statements. Javaco was a subsidiary of the Company until August 24, 2009 when the Company sold Javaco to JBI. The Company's May 31, 2010 financial statements contained financial results attributable to the performance of Javaco from June 1, 2009 until it was sold to JBI on August 24, 2009.

The SEC had directed the re audit for of the May 31, 2010 financial statements because the Company's former auditor - who was duly registered with the PCAOB when the Company filed the Form 10-K that contained the May 31, 2010 financial statements - had subsequently ceased to be duly registered with the PCAOB.

On June 30, 2011 the court denied the Company's request for emergency relief, seeking an order that would have provided the Company with the Javaco financial records required for the audit.

Therefore and henceforth, future financial statements of the Company will disclose the fact that the auditor who audited the Company's May 31, 2010 was not duly registered with the PCAOB and that the Company's audited financial statements for the period ending May 31, 2010 cannot be relied upon.

Further information can be found in future filings of the Company with the Securities and Exchange Commission.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DOMARK INTERNATIONAL, INC.


Date: November 22, 2011                   By: /s/ R. Thomas Kidd
                                             --------------------------------
                                             R. Thomas Kidd
                                             Chief Executive Officer


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